Exhibit 10.21

PLACEMENT AGENCY AGREEMENT

September 26, 2025

PERSONAL AND CONFIDENTIAL

JFB Construction Holdings 1300 S. Dixie Highway, Suite B Lantana, FL 33462

Attention: Joseph F. Basile III Chief Executive Officer

Dear Mr. Basile:

Introduction. Subject to the terms and conditions herein (this “Agreement”), JFB Construction Holdings, a Nevada corporation (the “Company”), hereby agrees to sell the securities of the Company described in the immediately succeeding paragraph directly to accredited investors (each, an “Investor” and collectively, the “Investors”) through Dominari Securities LLC as placement agent (the “Placement Agent”).

The securities to be sold shall be an aggregate of at least $43,895,000.00 shares of the Company’s Series C Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Stock” and the shares underlying the Preferred Stock, the “Preferred Shares”), having the rights, preferences, and privileges set forth in the Certificate of Designation (as defined below) and convertible into shares of common stock, $0.0001 par value per share, of the Company (“Common Stock”), a warrant with a $5.75 exercise price and 3-year term (the “Common A Warrants ”), a warrant with a $6.25 exercise price and 3-year term (the “Common B Warrants,” and, together with the Common A warrants, the “Warrants”), each Warrant having the right to purchase one share of Common Stock (the “Warrant Shares”). The Preferred Stock, Preferred Shares, the Warrants, and the Warrant Shares are hereinafter collectively referred to as the “Securities.” Each Share and Warrant shall have a combined purchase price of $5.44. The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”), Certificate of Designation, Registration Rights Agreement, Warrants, and Lock-Up Agreement, shall be collectively referred to herein as the “Transaction Documents.” The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.

The terms of the Preferred Stock will be set forth in the Certificate of Designation (the “Certificate of Designation”) to be filed by the Company with the Secretary of State of the State of Nevada as an amendment to the Company’s Articles of Incorporation. The Securities will be offered and sold to the Investors in the Offering pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder (collectively, the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated by the Commission under the Securities Act (“Regulation D”).

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.

(a)
On the basis of the representations, warranties, and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Securities, with the terms of such offering (“Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent, and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal in the Offering. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at the closing of the Offering as provided in the Purchase Agreement (“Closing” and the date on which each Closing occurs, a “Closing Date”). As compensation for services rendered, on each Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)
a transaction fee equal to eight percent (8%) of the gross proceeds of the aggregate amount of Securities sold in the Offering payable at Closing (“Cash Fee”).

(ii)
Warrants to purchase shares of Common Stock of the Company equal to eight percent (8%) of the shares of Common Stock initially issuable upon conversion or exercise, as applicable, in full of Securities sold in the Offering (“Placement Agent Warrants”). The terms of the Placement Agent Warrants shall be identical to the Warrants issued in the Offering, except the exercise price of the Placement Agent Warrants shall be $5.44 and the exercise term will be five (5) years.

(b)
The term of the Placement Agent’s exclusive engagement will begin on the date of this Agreement and end on the earlier of (i) the Closing of the Offering, (ii) the Company’s election in its discretion to terminate the Offering, or (iii) December 31, 2025. Notwithstanding anything to the contrary contained in this Agreement, the provisions concerning confidentiality, indemnification, and contribution contained in this Agreement and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable, if any, and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory, or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.
(c)
The Closing shall be conducted pursuant to the Purchase Agreement via wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations. The Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in Purchase Agreement or other subscription documents for the Offering (the “Subscription Documents”) or the authenticity, sufficiency, or validity of any check delivered by any prospective Investor in payment for the Securities, nor shall the Placement Agent incur any liability with respect to any such verification or failure to verify.
(d)
The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Placement Agent, it will not, for a period of 180 days after the date of this Agreement (the “Lock-Up Period”),

(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities in a Variable Rate Transaction (as defined in the Purchase Agreements); (ii) file or caused to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, other than as it relates to the Securities sold in this Offering; or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii), or (iii) of this Section 1(d) is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise.

Section 2. Representations, Warranties, and Covenants of the Company.

(a)
The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company to the Investors in the Purchase Agreement.

(b)
Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(c)
The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(d)
In connection with the Offering, the Company has not published, distributed, issued, posted, or otherwise used or employed and shall not publish, distribute, issue, post, or otherwise use or employ (i) any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act (“General Solicitation”) other than with the prior written consent of the Placement Agent, or (ii) any General Solicitation that constitutes a written communication within the meaning of Rule 405 under the Securities Act (“Written General Solicitation Material”). Each individual Written General Solicitation Material, if any, does not and will not conflict with the information contained in the SEC Reports (as defined below), and does not and will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)
The Company will furnish a copy of any amendment or supplement to a Written General Solicitation Material to the Placement Agent and counsel for the Placement Agent and obtain the Placement Agent’s written consent prior to any publication, distribution, issuance, posting, or other use or employment of any such amendment or supplement.

(f)
If at any time after the date of this Agreement and prior to a Closing, any event shall have occurred as a result of which any Written General Solicitation Material, as then amended or supplemented, would conflict with the information in the Company’s reports, schedules, forms, statements, and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (collectively, the “SEC Reports”), or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein or in the SEC Reports, in light of the circumstances under which they were made, not misleading, or, if for any other reason it shall become necessary to amend or supplement any Written General Solicitation Material, the Company shall promptly notify the Placement Agent and upon its request, shall use its best efforts to ensure that all purchasers or expected purchasers of the Securities receive corrected Written General Solicitation Materials.

(g)
The Company represents, warrants, and agrees that all sales of the Securities shall be made only to (i) an “accredited investor” as defined in 501(a)(1), (a)(2), (a)(3), (a)(5), (a)(6), (a)(7), (a)(8), (a)(9), (a)(10), (a)(11), (a)(12), or (a)(13) under the Securities Act, as applicable, or (ii), a Non U.S. Person as defined under Regulation S promulgated under the Securities Act. Notwithstanding the foregoing, the Placement Agent shall use commercially reasonable efforts to assist its customers to complete the Subscription Documents.
(h)
None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any beneficial owner of twenty percent (10%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale nor any compensated solicitor or any director, executive officer, or other officer of the compensated solicitor participating in the Offering (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a ”Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.
(i)
The Company will notify the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(j)
Authorization; Enforcement.
(A)
The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, including, without limitation, the issuance of the Placement Agent Warrants, and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the Placement Agent Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company (“Board”), or the Company’s stockholders in connection with this Agreement, each of the Placement Agent Warrants, or in connection with consummation of the transactions contemplated by this Agreement and each of the Placement Agent Warrants. This Agreement, the Warrants, the Placement Agent Warrants, or any other applicable agreement, has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(B)
The Certificate of Designation, the proposed form of which has been furnished to the Placement Agent, has been duly authorized by the Company and will have been duly executed and delivered by the Company and duly filed with the Secretary of State of the State of Nevada before the Closing Date. The holders of the Preferred Stock will have the rights set forth in the Certificate of Designation upon filing of the Certificate of Designation with the Secretary of State of the State of Nevada.
(k)
Issuance of the Securities. The Securities will be duly authorized, validly issued, fully paid, and non- assessable upon payment of the purchase price therefor to the Company in accordance with the terms of the Purchase Agreement, and will have the applicable rights, preferences, and priorities set forth in the Company’s Articles of Incorporation (including the Certificate of Designation) (as the same may be amended or restated from time to time, collectively, the “Charter”). The holders of the Securities will not be subject to personal liability solely by reason of being such holders. The shares of Common Stock issuable upon exercise of the Placement Agent Warrants (the “PA Warrant Shares”), the Preferred Shares, and the Warrant Shares have been duly authorized and, when issued in accordance with this Agreement, the Placement Agent Warrants, and the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, pledges, security interests, encumbrances, or other restrictions imposed by the Company other than restrictions on transfer provided for in this Agreement and the Placement Agent Warrant. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to the conversion of the Preferred Stock, the Placement Agent Warrants, and the Warrants. The issuance of the Preferred Stock, the Preferred Shares, the Placement Agent Warrants, the PA Warrant Shares, the Warrants, and Warrant Shares are not subject to any preemptive rights, rights of first refusal, or other similar rights of any securityholder of the Company. No holder of the Preferred Stock, the Preferred Shares, the Placement Agent Warrants, the PA Warrant Shares, the Warrants, and the Warrant Shares will be subject to personal liability solely by reason of being such a holder.
(l)
Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Investors in the applicable Transaction Documents is hereby incorporated herein by reference, as though fully restated herein, and is hereby made to, and in favor of, the Placement Agent.

Section 3. Delivery and Payment. The Closing shall occur at the offices of Lucosky Brookman LLP (“Company Counsel”) (or at such other place as shall be agreed upon by the Placement Agent and the Company, including via remote transmission of Closing documentation and the Transaction Documents). Subject to the terms and conditions hereof, at the Closing, payment of the purchase price for the Securities sold on the Closing Date shall be made by federal funds via wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase.

Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Company Counsel. All actions taken at the Closing shall be deemed to have occurred simultaneously.

The Company and the Placement Agent may agree to conduct one or more Closings of the Offering.

Section 4. Covenants and Agreements of the Company and Placement Agent. The Company further covenants and agrees with the Placement Agent as follows:

(a)
Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure documents. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the applicable Securities for the offering, sale, or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.
(b)
Amendments, Supplements and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the sale of the Securities as contemplated in this Agreement. If during the Offering period, any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or Sichenzia Ross Ference Carmel LLP (“Placement Agent Counsel”) acting as counsel for the Placement Agent, it becomes necessary to amend or supplement the SEC Reports in order to make the statements therein, in light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the SEC Reports, the Company will promptly prepare an appropriate amendment or supplement to the SEC Reports, that is necessary in order to make the statements therein as so amended or supplemented, in light of the circumstances under which they were made, as the case may be, not misleading, or so that the SEC Reports, as so amended or supplemented, will comply with law. Before amending the SEC Reports, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not distribute any such amendment or supplement to which the Placement Agent reasonably objects.

(c)
Copies of any Amendments and Supplements to the SEC Reports. The Company will furnish the Placement Agent, without charge, during the period beginning on the date of this Agreement and ending on the Closing Date, as many copies of the SEC Reports and other documents to be furnished to the Investors as the Placement Agent may reasonably request; provided that the Company’s filing of the SEC Reports on the Electronic Data Gathering and Analysis Retrieval system of the SEC shall be deemed to satisfy this covenant.
(d)
Transfer Agent. The Company will maintain, at its expense, a transfer agent for the Common Stock.

(e)
Periodic Reporting Obligations. For as long as the Company remains subject to the reporting requirements of the Exchange Act, the Company will duly file, on a timely basis, with the Commission and The Nasdaq Stock

Market LLC (the “Nasdaq”), or any successor quotation service, exchange or marketplace, all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(f)
Additional Documents. The Company will enter into any customary Closing documentation as the Placement Agent or the Investors deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors.

(g)
No Manipulation of Price. The Company has not taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any Common Stock.

(h)
Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board and may not be used, reproduced, disseminated, quoted, or referred to, without the Placement Agent’s prior written consent.

(i)
Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing and at the Placement Agent’s expense, make public its involvement with the Offering.
(j)
Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(k)
Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company, and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties hereto acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Placement Agent’s investment banking divisions. The Company acknowledges that the Placement Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short position in debt or equity securities of the Company.

Section 5. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 and in the Transaction Documents, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)
Transaction Documents. The Transactions Documents between the Company and the Investors shall have been executed and delivered.

(b)
Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement and the sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent Counsel and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.
(c)
No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent’s sole judgment after consultation with the Company, there shall not have occurred any (i) a material adverse effect on the legality, validity, or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects, or condition (financial or otherwise) of the Company and the subsidiaries of the Company (the “Subsidiaries”), taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

(d)
Certificate of Designation. The Certificate of Designation of the Preferred Stock shall have been filed with the Secretary of State of the State of Nevada and become effective and the Company shall have delivered evidence of such filing and effectiveness to the Placement Agent in form and substance satisfactory to the Placement Agent.

(e)
Placement Agent Compensation. The Cash Fee and the Placement Agent Warrants, calculated in the manner provided in Section 1(a), and reimbursement of expenses as set forth in Section 6 shall have been paid or delivered to the Placement Agent by wire transfer of immediately available funds to an account specified by the Placement Agent to the Company prior to the Closing.

(f)
Additional Documents. On or before the Closing Date, the Placement Agent and the Placement Agent Counsel shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution), and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6. Payment of Expenses. The Company will be responsible for and will pay all expenses relating to the Offering, among other things, including, without limitation, (i) all filing fees and expenses relating to the registration of the Securities with the Commission; (ii) all fees and expenses relating to the listing of the Preferred Shares, the Warrant Shares, and the Placement Agent Warrant Shares and any other applicable equity or equity-linked securities on an exchange; (iii) all fees, expenses, and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Placement Agent may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be the Placement Agent Counsel) unless such filings are not required in connection with the Company’s proposed Exchange listing; (iv) all fees, expenses, and disbursements relating to the registration, qualification, or exemption of the Securities under the securities laws of such foreign jurisdictions as the Placement Agent may reasonably designate; (v) the costs of all mailing and printing of the applicable Transaction Documents or other Offering documents; (vi) transfer and/or stamp taxes, if any, payable upon the transfer of the Securities from the Company to the Placement Agent; (vii) the fees relating to the engagement of the escrow agent for the Offering; (ix) the fees and expenses of the Company’s accountants; (x) $150,000 for legal fees and disbursements for the Placement Agent Counsel; and (xi) a non-accountable expense allowance to the Placement Agent equal to one percent (1%) of the aggregate Offering proceeds.

Section 7. Indemnification and Contribution.

(a)
The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates, and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents, and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person. an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs, and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing, or defending any actions, whether or not any Indemnified Person is a party thereto, (i) caused by a breach by the Company of any of its representations, warranties, or covenants contained in this Agreement or in any certificate delivered by or on behalf of the Company in connection with this Agreement,
(x)
caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the SEC Reports or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such documents), or (iii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services, or transactions; provided, however, that, in the case of clause (iii) of this Section 7(a) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that have resulted primarily from such Indemnified Person’s (x) gross negligence, bad faith, or willful misconduct in connection with any of the advice, actions, inactions, or services referred to above or

(y)
use of any Offering materials or information concerning the Company in connection with the offer or sale of the shares and warrants in the Offering which were not authorized for such use by the Company and which use constitutes gross negligence, bad faith, or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

(b)
Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be Company Counsel. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise, or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder. The indemnification required under this Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage, or liability is incurred and is due and payable.
(c)
In the event that the indemnity provided for in Section 7(b) is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (i) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (ii) the fees paid to the Placement Agent under this Agreement.

Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d)
The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services, or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted primarily from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions, or services.
(e)
The reimbursement, indemnity, and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement.

Section 8. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties, and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers, or directors or any controlling person, as the case may be, and will survive delivery of and payment for the shares and warrants sold hereunder and any termination of this Agreement. A successor to the Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Agreement.

Section 9. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, telecopied, or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: Legal Department, telecopy number: (212) 393-4500

With a copy (which shall not constitute notice) to:

Sichenzia Ross Ference Carmel LLP 1185 Avenue of the Americas, 31st Floor New York, NY 10036

Attn: Ross Carmel, Esq.; Matt Siracusa

Email:

If to the Company:

Joseph F. Basile III Chief Executive Officer

JFB Construction Holdings 1300 S. Dixie Highway, Suite B Lantana, FL 33462

E-mail:

With a copy (which shall not constitute notice) to:

Lucosky Brookman LLP 101 S Wood Ave

Woodbridge, New Jersey 08830 Attn: Joseph Lucosky, Esq.

Email:

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10. Prior Agreement. By entering into this Agreement, the parties hereto agree that that any prior letter of engagement between the parties relating to the Offering shall automatically terminate and cease to have any effect whatsoever and shall be superseded in its entirety by this Agreement.

Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers, and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 12. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, or provision hereof. If any Section, paragraph, or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13. Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York, New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action, or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action, or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action, or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents, and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages, or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.

Section 14. Right of First Refusal; Tail Fee.

(a)
For a period of twenty four (24) months from the closing of the Offering, the Company hereby grants a right of first refusal to the Placement Agent to act as sole underwriter or sole book-running manager or placement agent for each and every future public and private equity, equity-linked, convertible or debt (excluding commercial bank debt or the exchange or conversion of existing indebtedness of the Company as of the date hereof) offerings of the Company, or any successor to or any subsidiary of the Company during such twenty four (24) month period. If the Placement Agent fails to accept an offer within ten (10) business days after the receipt of a notice containing the material terms of a proposed financing by registered mail or overnight courier service addressed to the Placement Agent, then the Placement Agent shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such financing proposal are subsequently modified in any material respect, the right of first refusal provided for in this Section 14(a) shall apply to such modified proposal as if the original proposal had not been made. The Placement Agent’s failure to exercise its right of first refusal with respect to any particular proposal shall not affect its rights of first refusal relative to future proposals.
(b)
For a period of twenty four (24) months after the Closing Date, the Placement Agent will receive compensation equal to the Cash Fee and the Placement Agent Warrants set forth herein with respect to any public and private equity, equity-linked, convertible or debt (excluding commercial bank debt) offerings of the Company, sale, merger, acquisition, or other similar transactions (each, a “Transaction”) occurring with a party first introduced to the

Company by the Placement Agent or wall-crossed by the Placement Agent in connection with the Offering.

The term “Transaction” shall include, without limitation, public and private equity, equity-linked, convertible or debt (excluding commercial bank debt) offerings of the Company, any investment in (whether in one or a series of transactions) the assets or the capital stock of the Company, through any proposed merger, consolidation, joint venture, or other business/strategic combination with or involving the Company or any event which results in the transfer of control of or a material interest in the Company or of all or a substantial amount of the assets thereof, as well as any recapitalization or restructuring of the Company by the current owners, a third party or any combination thereof, or any other form of transaction which results in the effective acquisition of the principal business and operations of the Company.

Section 15. General Provisions.

(a)
This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)
The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arm’s length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement, and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

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Docusign Envelope ID: DBCAD0EE-253F-453A-B5E3-510278305873

[SIGNATURE PAGE TO THE PLACEMENT AGENT AGREEMENT]

If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,
DOMINARI SECURITIES LLC
By: /s/ Eric Newman Name: Eric Newman
Title: Executive Vice President & Global Head of Investment Banking

The foregoing Placement Agent Agreement is hereby confirmed and accepted as of the date first above written.

JFB CONSTRUCTION HOLDINGS

By: /s/ Joseph F. Basile III Name: Joseph F. Basile III

Title: Chief Executive Officer